SEGMENT INFORMATION (Tables)	12 Months Ended
Dec. 31, 2021
SEGMENT INFORMATION
Schedule of summery of segment reporting information by segments

	Years ended December 31,
	2019	2020	2021
	RMB	RMB	RMB
Net revenue:
Wealth management	2,176,215	1,432,364	1,260,513
Consumer credit	6,440,569	2,529,598	3,184,302
Others	—	—	33,114
Total net revenue	8,616,784	3,961,962	4,477,929
Operating costs and expenses:
Wealth management	(915,202)	(760,180)	(952,224)
Consumer credit	(6,194,071)	(3,703,031)	(2,130,221)
Others	—	—	(10,340)
Income/(loss) from operations:
Wealth management	1,261,013	672,184	308,289
Consumer credit	246,498	(1,173,433)	1,054,081
Others	—	—	22,774
Total segment income/(loss) from operations	1,507,511	(501,249)	1,385,144
Unallocated expenses	(379,482)	(204,589)	(97,811)
Other income/(expenses)	268,990	(67,521)	(84,160)
Income/(loss) before provision for income taxes	1,397,019	(773,359)	1,203,173